EXHIBIT 10k4



                       AMENDMENT TO TRUST AGREEMENT


          THIS AMENDMENT, made as of the 17th day of November, 1993, among JIM BEAM BRANDS CO., a Delaware corporation (the "Company"), THE CHASE MANHATTAN BANK (National Association), incorporated under the laws of the United States of America (the "Trustee") and HEWITT ASSOCIATES, a partnership formed under the laws of Illinois ("Hewitt")


                           W I T N E S S E T H :

          WHEREAS, the Company and the Trustee have entered into a Trust Agreement for the purpose of establishing a trust in order to provide a source of benefits under the terms of the Company's Excess Benefit Plan for the benefit of Barry M. Berish and Hewitt is designated as Trustee's Contractor thereunder; and

          WHEREAS, the Trust Agreement sets forth the permitted investments of the assets held thereunder and it is desired to change the permitted investments;

          NOW, THEREFORE, in consideration of the premises, the parties agree that the third sentence of Section 5.2 of the Trust Agreement is hereby amended to read as follows:

          "The investment manager shall invest the assets of the Fund solely in The Chase Manhattan Bank Fixed Income Fund to the extent practicable and otherwise in The Chase Manhattan Bank Personal Trust Market Rate Account."

          IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be duly executed as of the day and year first written above.



                                   JIM BEAM BRANDS CO.

Attest:

Theresa B. Fealey                     David C. Wagner
- -----------------------            By------------------------
Secretary                             David C. Wagner
                                      Vice President, Administration

                                   THE CHASE MANHATTAN BANK

Attest:

Mark J. Altschuler                    William P. Barbeosch
- -----------------------            By------------------------
Vice President                        William P. Barbeosch
                                      Vice President


                                   HEWITT ASSOCIATES

Witness:

Jill Bloom                            C.L. Connolly, III
- -----------------------            By------------------------



          I hereby consent to the foregoing AMENDMENT.

Witness:

David C. Wagner                       Barry M. Berish
- -----------------------              ------------------------
                                      Barry M. Berish






























                                     2
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STATE OF ILLINOIS)
                 :  ss.:               10th,   -December, 1993
COUNTY OF COOK   )


          Personally appeared David C. Wagner, Vice President of JIM BEAM

BRANDS CO., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said Corporation, before me.


                                              Ann Nell G. Koktzoglou
                                        -----------------------------------
                                                   Notary Public




STATE OF NEW YORK  )
                   :  ss.:  New York, NY-December 27, 1993
COUNTY OF NEW YORK )


          Personally appeared William P. Barbeosch, Vice President of THE

CHASE MANHATTAN BANK, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said Company, before me.


                                                   Kamla Jaipal
                                        -----------------------------------
                                                   Notary Public

STATE OF ILLINOIS)
                 :  ss.:              ,   -December 21, 1993
COUNTY OF LAKE   )


          Personally appeared C. Lawrence Connolly, III, of HEWITT

ASSOCIATES, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Partner and the free act and deed of said Partnership, before me.


                                                  Gail K. Nelson
                                        -----------------------------------
                                                   Notary Public




STATE OF ILLINOIS)
                 :  ss.:               10th,   -December, 1993
COUNTY OF COOK   )


          Personally appeared Barry M. Berish, signer of the foregoing instrument, and acknowledged the same to be his free act and deed, before

me.


                                              Ann Nell G. Koktzoglou
                                        -----------------------------------
                                                   Notary Public